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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 17, 2004 relating to the financial statements and the financial statement schedule of Outlook Group Corp. and subsidiaries, which appears in Outlook Group Corp.'s Annual Report on Form 10-K for the year ended May 31, 2005.


/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 21, 2005